BlackRock Bond Fund, Inc.
BlackRock Total Return Fund

BlackRock EuroFund

BlackRock Focus Growth Fund, Inc.

BlackRock Funds II

BlackRock International Bond Portfolio

BlackRock Multi-State Municipal Series Trust
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Intermediate Municipal Fund

FDP Series, Inc.

Invesco Value FDP Fund
Franklin Templeton Total Return FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 8, 2013 to the Summary Prospectuses of each Fund

Effective on or about the close of business on June 10, 2013, as specified below, all of the issued and outstanding shares of certain share classes of the Funds (the “Original Shares”) will be converted into other existing share classes of the Funds (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than the Original Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares and, once converted, the New Shares will not be subject to the contingent deferred sales charge (if any) currently charged on the redemption of the Original Shares. Please refer to your Fund’s Prospectus for more information on the New Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Fund	Original Shares	New Shares
BlackRock EuroFund	Investor B	Investor A
BlackRock Focus Growth Fund, Inc.	Investor B	Investor A
BlackRock Intermediate Municipal Fund	Investor B	Investor A1
BlackRock International Bond Portfolio	Investor B	Investor A
BlackRock National Municipal Fund	Investor B1	Investor A
BlackRock New Jersey Municipal Bond Fund	Investor B	Investor A
BlackRock New Jersey Municipal Bond Fund	Investor B1	Investor A1
BlackRock New York Municipal Bond Fund	Investor B	Investor A1
BlackRock Pennsylvania Municipal Bond Fund	Investor B	Investor A
BlackRock Pennsylvania Municipal Bond Fund	Investor B1	Investor A1
BlackRock Short-Term Municipal Fund	Investor B	Investor A1
BlackRock Total Return Fund	Investor B2	Investor A
Invesco Value FDP Fund	Investor B	Investor A
Franklin Templeton Total Return FDP Fund	Investor B	Investor A
Marsico Growth FDP Fund	Investor B	Investor A
MFS Research International FDP Fund	Investor B	Investor A

Shareholders should retain this Supplement for future reference.

SPRO12-0313SUP